Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Parabellum Acquisition Corp. (the “Company”) for the quarter ended September 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Narbeh Derhacobian, Chief Executive Officer and President of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2021	By:	/s/ Narbeh Derhacobian
Narbeh Derhacobian
Chief Executive Officer and President
(Principal Executive Officer)